EXHIBIT 10.01

north america	Gray D. Lindsey Senior Vice President CCNA Business Development and System Economics

July 12, 2007

Coca-Cola Enterprises Inc. 2500 Windy Ridge Parkway Atlanta, GA 30339-5677	Coca-Cola Bottling Company 42 Overlea Blvd. Toronto, Ontario M4H 1B8

Attn:	William W. Douglas III
Senior Vice President and Chief Financial Officer
Coca-Cola Enterprises Inc. and Coca-Cola Bottling Company

Re:	Amendments to the U.S. and Canada Cold Drink Equipment
Purchase Partnership Program Agreements

Dear Bill:

The purpose of this letter is to modify the letter agreement dated December 20, 2005 between The Coca-Cola Company (“TCCC”) and Coca-Cola Enterprises Inc. (“CCE”) setting forth the U.S. “1999-2010 Cold Drink Equipment Purchase Partnership Program” (the “U.S. CAPPr Agreement”) and the letter agreement dated December 20, 2005 between Coca-Cola Ltd. (“CCL”) and the Coca-Cola Bottling Company (“CCBC”) setting forth the Canada “1998-2010 Cold Drink Equipment Purchase Partnership Program” (the “Canada CAPPr Agreement”), both as modified and clarified by the letter agreement dated May 1, 2006 between us. As you and I have previously discussed, the dynamic nature of the aforementioned Agreements requires us to periodically amend the terms for the mutual benefit of all parties involved. Based upon our discussions, the following items will amend the U.S. CAPPr Agreement and the Canada CAPPr Agreement, effective January 1, 2007:

•

The second paragraph on page 5 of both the U.S. CAPPr Agreement and the Canada CAPPr Agreement, which concerns the Expected Gross Profit for Energy Coolers, is deleted. Instead, all Energy Coolers purchased under the Program will be included in the average minimum volume Reporting Requirements, herein revised to **** cases (288 ounce equivalents) of TCCC products per Alternative Credit per week for the U.S. CAPPr Agreement and unchanged at **** cases (288 ounce equivalents) of TCCC products per Alternative Credit per week for the Canada CAPPr Agreement.

•

The first paragraph on page 5 of the U.S. CAPPr Agreement, and the corresponding paragraph beginning at the bottom of page 4 of the Canada CAPPr Agreement, is amended to eliminate the **** Manual “Alternative Credit” for Energy Coolers. Each Energy Cooler purchased after the effective date of this amendment will be equivalent to **** Manual credit. For calculation of the average minimum volume through-put reporting requirement, Energy coolers purchased during years 2005-2006 would have the **** alternative credit equivalent.

****	Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

•

The Purchase Plans (as stated in Exhibit D of the U.S. CAPPr Agreement and Exhibit B of the Canada U.S. CAPPr Agreement) are updated for our actual purchases by equipment type through December 31, 2006, and our current forecasts as of the date of this letter, as outlined in the following tables:

U.S. CAPPr Agreement

(Updated Exhibit D)

	Annual Venders **	Annual GF Venders	Annual Vender Credits	Annual Manuals	Annual Energy Coolers*	Annual Manual Credits	Payment Systems	Payment System Credits	Total Annual Credits	Cumulative Credits

1998	****	*****	****	****	****	****	****	****	****	****

1999	****	*****	****	****	****	****	****	****	****	****

2000	****	*****	****	****	****	****	****	****	****	****

2001	****	*****	****	****	****	****	****	****	****	****

2002	****	*****	****	****	****	****	****	****	****	****

2003	****	*****	****	****	****	****	****	****	****	****

2004	****	*****	****	****	****	****	****	****	****	****

2005	****	*****	****	****	****	****	****	****	****	****

2006	****	*****	****	****	****	****	****	****	****	****

2007	****	*****	****	****	****	****	****	****	****	****

2008	****	*****	****	****	****	****	****	****	****	****

2009	****	*****	****	****	****	****	****	****	****	****

2010	****	*****	****	****	****	****	****	****	****	1,206,534

Canada CAPPr Agreement

(Updated Exhibit B)

	Annual Venders **	Annual GF Venders	Annual Vender Credits	Annual Manuals	Annual Energy Coolers*	Annual Manual Credits	Payment Systems	Payment System Credits	Total Annual Credits	Cumulative Credits

1998	****	*****	****	****	****	****	****	****	****	****

1999	****	*****	****	****	****	****	****	****	****	****

2000	****	*****	****	****	****	****	****	****	****	****

2001	****	*****	****	****	****	****	****	****	****	****

2002	****	*****	****	****	****	****	****	****	****	****

2003	****	*****	****	****	****	****	****	****	****	****

2004	****	*****	****	****	****	****	****	****	****	****

2005	****	*****	****	****	****	****	****	****	****	****

2006	****	*****	****	****	****	****	****	****	****	****

2007	****	*****	****	****	****	****	****	****	****	****

2008	****	*****	****	****	****	****	****	****	****	****

2009	****	*****	****	****	****	****	****	****	****	****

2010	****	*****	****	****	****	****	****	****	****	236,305

****	Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

“Credits” reflect a single cold drink vender unit or single manual unit except where “Alternative Credits” are provided in the Agreements or this amendment. With regard to “Payment Systems” (Vender Kits providing credit / debit card capability), **** such Payment Systems will be equivalent to **** Alternative Credit.

*	Prior to January 1, 2007, Energy Cooler purchases were equivalent to an Alternative Credit of ****. After January 1, 2007, Energy Cooler purchases will be equivalent to ****.
**	For year 2008, the Annual Venders amount of **** represents TCCC authorized Next Generation Venders with an equivalent of **** Alternative Credits. For years 2009-2010, CCE anticipates continuing Next Generation Vender purchases contingent upon success of the 2008 program.

For additional clarification, the following terms apply to both the U.S. CAPPr and Canada CAPPr Agreements:

•

New cold drink equipment trademarked either Glaceau® or Fuze® that is purchased by either CCE or CCBC will earn credits toward the annual and cumulative Alterative Credit requirement, based upon the credit per equipment type already outlined in the Agreements and any such equipment purchases will be included in the volume reporting requirement of **** cases (288 ounce equivalents) of TCCC products per Alternative Credit per week for the U.S. CAPPr Agreement and **** cases (288 ounce equivalents) of TCCC products per Alternative Credit per week for the Canada CAPPr Agreement.

•

Glaceau® and Fuze® products sold through existing CCE program cold drink equipment will be included in the average minimum volume reporting requirement of **** cases (288 ounce equivalents) of TCCC products per Alternative Credit per week for the U.S. CAPPr Agreement and **** cases (288 ounce equivalents) of TCCC products per Alternative Credit per week for the Canada CAPPr Agreement.

All capitalized terms used in this letter will have the meanings given to them in the CAPPr Agreements except as defined herein. Except as specifically stated herein, this letter does not modify the terms of the CAPPr Agreements. If this accurately reflects our agreement and understanding, please sign where indicated below and return a signed copy to me.

Sincerely,

THE COCA-COLA COMPANY

By:	/s/ GRAY D. LINDSEY	Date:	July 12, 2007
Gray D. Lindsey
Senior Vice President
CCNA Business Development and System Economics

****	Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.

COCA-COLA LTD.

By:	/s/ VINCE TIMPANO	Date:	July 12, 2007

Accepted and Agreed to by

COCA-COLA ENTERPRISES INC.

By:	/s/ WILLIAM W. DOUGLAS III	Date:	July 12, 2007
William W. Douglas III
Senior Vice President and Chief Financial Officer

COCA-COLA BOTTLING COMPANY

By:	/s/ WILLIAM W. DOUGLAS III	Date:	July 12, 2007
William W. Douglas III
Senior Vice President and Chief Financial Officer

****	Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC.